UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017 (January 23, 2017)

Aroga Holding Corp.
(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54498

(Commission File Number)

45-2858005

(IRS Employer Identification No.)

310 Hopkins Street, Whitby, ON, Canada L1N 2B9

(Address of Principal Executive Offices and Zip Code)

905-668-8886

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.02 Appointment of Certain Officers.

On January 23, 2017 a meeting was held to appoint additional Directors of the Corporation. Mr. Grove Bennett, Chief Executive Officer for the Company and Chairman of the Board announced the appointment of Todd Ramsey, Ian Kennedy-Compston, Steve Barclay, George Vandenberg and Christos Couloubis to the Board of Directors of Aroga Holding Corp. The background information for each individual is set forth below. There are no employment agreements at this time.

Todd Ramsey, President and Board Member

2

Mr. Ramsey brings over 23 years of business management with experience in complex mergers and acquisitions, building and managing high performance teams, business controls, as well as creating and executing high growth strategies.

Mr. Ramsey holds a MBA from the University of Phoenix, a BEd from the University of Toronto, and a B.A. (Honours) from the University of Western Ontario. Having built, owned, and sold several businesses, he was recruited by IBM to lead the operations for a Canadian business unit and participate in a key acquisition. His team building expertise was leveraged further as he built national, North American and global teams for IBM. At Bell Canada as the Regional VP of Integrated Communication and Technology Sales he led the integration of the staff from 16 acquisitions into one cohesive unit responsible for 500 million in annual recognized revenue. His strategy and execution expertise was leveraged by Cogeco when they acquired Toronto Hydro Telecom and created Cogeco Data Services. In his role as the Executive Team Lead Sales, he built the organization that grew the business unit revenues by over one thousand percent in a two year period. As part of a venture capital team he then led the expansion of an Atlantic Canada based energy company into the Ontario marketplace before creating and leading the expansion strategy of Whitby Hydro Energy Services in the Ontario market.

Local community involvement is important to Mr. Ramsey and since 2008 he has served as a Trustee for Grandview Children’s Centre (Grandview Kids) in Oshawa, Ontario. He has chaired the Priorities and Performance Committee (responsible for the strategic plan and accreditation as well as advocacy), been a member of the Executive Committee, and chaired the Finance and Facilities Committee. He is presently their Treasurer.

3

Ian Kennedy-Compston, Chief Technology Officer (CTO) and Board Member

Mr. Kennedy Compston has a long corporate career in IT, starting in 1982 with Hewlett Packard.

He holds an honours degree in Electronic Engineering, and additionally hold an MBA and DMS (Diploma of Management Studies). He has had a very successful career in sales, marketing and business development, and has a strong corporate pedigree, working for tier 1 IT companies – e.g. Hewlett Packard, Sun Microsystems, Business Objects, Informatica and VMware. He has a wide knowledge and experience of several IT areas of specialization. He has also been successful in running his own media business and selling google applications. He has a keen interest in renewable energy, and his domain knowledge is in mobile and fixed telecommunications.

Steven Barclay Board Member

Steven Barclay (Steve) is a respected voice in Canada in the field of assistive technology (AT). Educated in computer technology, Steve joined Aroga as the company's first employee to manage its service and customer relations department. In July of 2014 Steve became the company's Chief Operating Officer (COO). Steve had previously worked in or managed every department of the company, most recently as the Vice President of Sales and Marketing.

4

Steve has a passion for matching technologies to individual needs of people while working closely with education systems, school boards, government funding agencies and technology assessors. Steve is a coauthor of Fostering Independence through Refreshable Braille Technology, a research project funded by Human Resources Development Canada through the Office of Learning Technology. He is a founding member of the Children's Low Vision Project of British Columbia, a program that assesses children's vision needs in a classroom environment and provides technologies to assist with education. He has been a past organizer and volunteer for the Bowen Island Technology Camp, a partnership between Aroga, SETBC Special Education Technology BC and CNIB – Canadian National Institute for the Blind. He has also been a volunteer at Space Camp for Interested Visually Impaired Students, a program offered for blind and visually impaired children in Huntsville Alabama.

George Vandenberg, Board Member

A chartered accountant since 1978 (Ontario), Mr. Vandenberg obtained his US designation in 2003 (CPA, Illinois) and his CA in 2013 (Ontario). Mr. Vandenberg has had a long, successful career both as a CFO and as a member of many for profit and not for profit Boards. Having worked for accounting firms, security firms and chartered banks as well as participated in the creation of and operation of several public accountancy firms Mr. Vandenberg has had the opportunity to work in all aspects of accounting, audit and financing.

Since 2005, Mr. Vandenberg has served on the Board of Directors of the Durham Christian Homes Society Inc., the umbrella organization for a group of four operating entities providing independent living and long term care for seniors in Durham Region. He has served as Treasurer, Chair of Finance Committee, Chair of Governance Committee, member of both the Executive Committee and the Transition Committee. He is presently a member of the Finance Committee.

5

Christos Couloubis, Board Member

Christos Couloubis, Eng., President at CREM Consulting, is an entrepreneur and investor with over 10 years of professional experience, including 8 years of engineering consulting and 5 years in college teaching engineering.

Chris has extensive experience and knowledge in many areas of commercial real estate, from project management, consulting with sellers and buyers, to raising equity and debt for developers and international buyers. Chris will have accountability for Aroga Holding Corp’s capital requirements including working directly with the Venture Capital Community.

Year	occupation	Organization Name	Primary Business	Related to Aroga Holding Corp?
2016-Present	President	CREM Consulting,	Real estate Financing	no
2014-Present	CEO	COOLKAT Group,	Venture Capital	no
2012-2014	President	BRICC Properties Inc,	Construction management	no
2007-2012	Engineer, mechanical	AECOM	Construction	no

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aroga Holding Corp.

Dated: January 25, 2017	By:	/s/ Grove Bennett
Grove Bennett
Chief Executive Officer

7